UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED: October 25, 2016

DATE OF REPORT: October 28, 2016

American Housing Income Trust, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Maryland	333-150548	75-3265854
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

34225 N. 27th Drive, Building 5, Phoenix, Arizona 85085

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(623) 551-5808

(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 25, 2016, Jeff Howard, a member of the Board of Directors for American Housing Income Trust, Inc. (the “Company”) and its Chief Executive Officer and President, submitted his resignation from these positions. The Board of Directors accepted the resignation effective immediately, and in turn, appointed James Stevens, a current member of the Board of Directors, to Chief Executive Officer and President. There were no disagreements between the Company and Mr. Howard.

James Stevens – Chief Executive Officer and President

Mr. Stevens has a vast knowledge of real estate, and a background in accounting and finance. He started out as a CPA in New York in 1985, and quickly rose to become an auditor for Esselte/Pendaflex, then Controller for Nielsen & Bainbridge in Gainesboro, Tennessee for 18 years. Mr. Stevens is a real estate broker, certified property manager, and retired builder.  He started investing in real estate in 1987.  He currently owns and manages 972 units, primarily located in middle Tennessee, with a current value of $40 million, and manages approximately 300 units for other owners.

The Board of Directors and Mr. Stevens have agreed to address officer compensation at the next meeting of the Board of Directors, or through a consent in lieu of meeting, as allowed for under the Bylaws. There is no family relationship between Mr. Stevens and any member of the Board of Directors or its officers. Mr. Stevens is the beneficial owner of 82,719 shares of the Company’s common stock through the James Stevens IRA, as set forth in the Company’s registration statement on Form S-11.

Mr. Stevens had been appointed to the Board of Directors on July 21, 2016. In consideration for his services to the Board of Directors, Mr. Stevens has been issued 10,000 shares of restricted common stock in the Company, and the terms and conditions of his appointment are governed by the Board Director Agreement dated July 21, 2016, which had been reported on Form 8-K/A on July 29, 2016. There are no related person transaction disclosures under Regulation S-K, Item 404(a).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

				Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period ending	Exhibit	Filing date
31.1	Board Director Agreement (Stevens)		8-K		10.4	7-29-16

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing Income Trust, Inc.

By:  /s/ James Stevens

Name: James Stevens

Title: Chief Executive Officer and President

Dated: October 28, 2016

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